Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2021
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2021 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2021 Q1 vs.
(Dollars in millions, except per share data and as noted)	2021	2020	2020	2020	2020	2020	2020
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$5,822	$5,873	$5,555	$5,460	$6,025	(1)%	(3)%
Non-interest income	1,291	1,464	1,826	1,096	1,224	(12)	5
Total net revenue(1)	7,113	7,337	7,381	6,556	7,249	(3)	(2)
Provision (benefit) for credit losses	(823)	264	331	4,246	5,423	**	**
Non-interest expense:
Marketing	501	563	283	273	491	(11)	2
Operating expense	3,239	3,446	3,265	3,497	3,238	(6)	—
Total non-interest expense	3,740	4,009	3,548	3,770	3,729	(7)	—
Income (loss) from continuing operations before income taxes	4,196	3,064	3,502	(1,460)	(1,903)	37	**
Income tax provision (benefit)	869	496	1,096	(543)	(563)	75	**
Income (loss) from continuing operations, net of tax	3,327	2,568	2,406	(917)	(1,340)	30	**
Loss from discontinued operations, net of tax	(2)	(2)	—	(1)	—	—	**
Net income (loss)	3,325	2,566	2,406	(918)	(1,340)	30	**
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(19)	(20)	(1)	(3)	47	**
Preferred stock dividends	(61)	(68)	(67)	(90)	(55)	(10)	11
Issuance cost for redeemed preferred stock(3)	—	(17)	—	—	(22)	**	**
Net income (loss) available to common stockholders	$3,236	$2,462	$2,319	$(1,009)	$(1,420)	31	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$7.06	$5.36	$5.07	$(2.21)	$(3.10)	32%	**
Net income (loss) per basic common share	$7.06	$5.36	$5.07	$(2.21)	$(3.10)	32	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$7.03	$5.35	$5.06	$(2.21)	$(3.10)	31	**
Net income (loss) per diluted common share	$7.03	$5.35	$5.06	$(2.21)	$(3.10)	31	**
Weighted-average common shares outstanding (in millions):
Basic	458.6	459.1	457.8	456.7	457.6	—	—
Diluted	460.1	460.2	458.5	456.7	457.6	—	1%
Common shares outstanding (period-end, in millions)	456.8	459.0	457.4	456.3	455.3	—	—
Dividends declared and paid per common share	$0.40	$0.10	$0.10	$0.40	$0.40	**	—
Tangible book value per common share (period-end)(4)	90.96	88.34	83.67	78.82	80.68	3	13

						2021 Q1 vs.
(Dollars in millions)	2021	2020	2020	2020	2020	2020	2020
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$243,131	$251,624	$248,223	$251,512	$262,990	(3)%	(8)%
Interest-earning assets	392,485	388,917	390,040	389,829	364,472	1	8
Total assets	425,175	421,602	421,883	421,296	396,878	1	7
Interest-bearing deposits	276,325	274,300	276,092	275,183	245,142	1	13
Total deposits	310,328	305,442	305,725	304,238	269,689	2	15
Borrowings	38,450	40,539	42,795	44,900	55,681	(5)	(31)
Common equity	56,341	55,356	53,093	50,835	51,620	2	9
Total stockholders’ equity	61,188	60,204	58,424	56,045	56,830	2	8
Balance Sheet (Average Balances)
Loans held for investment	$243,937	$247,689	$249,511	$253,358	$262,889	(2)%	(7)%
Interest-earning assets	388,572	388,252	391,451	378,145	355,347	—	9
Total assets	421,808	420,011	422,854	411,075	390,380	—	8
Interest-bearing deposits	273,358	274,142	276,339	261,256	241,115	—	13
Total deposits	305,056	304,513	305,516	288,344	264,653	—	15
Borrowings	39,911	40,662	44,161	49,827	51,795	(2)	(23)
Common equity	55,775	54,220	51,995	52,413	53,186	3	5
Total stockholders’ equity	60,623	59,389	57,223	57,623	58,568	2	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2021 Q1 vs.
(Dollars in millions, except as noted)	2021	2020	2020	2020	2020	2020		2020
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(1)%	6%	2%	(9)%	(1)%	**		**
Non-interest income growth (period over period)	(12)	(20)	67	(10)	(10)	**		**
Total net revenue growth (period over period)	(3)	(1)	13	(10)	(2)	**		**
Total net revenue margin(5)	7.32	7.56	7.54	6.93	8.16	(24)	bps	(84)	bps
Net interest margin(6)	5.99	6.05	5.68	5.78	6.78	(6)		(79)
Return on average assets	3.16	2.45	2.28	(0.89)	(1.37)	71		**
Return on average tangible assets(7)	3.27	2.54	2.36	(0.93)	(1.43)	73		**
Return on average common equity(8)	23.22	18.18	17.84	(7.69)	(10.68)	5%		**
Return on average tangible common equity(9)	31.61	25.02	24.98	(10.74)	(14.85)	7		**
Non-interest expense as a percentage of average loans held for investment	6.13	6.47	5.69	5.95	5.67	(34)	bps	46	bps
Efficiency ratio(10)	52.58	54.64	48.07	57.50	51.44	(206)		114
Operating efficiency ratio(11)	45.54	46.97	44.24	53.34	44.67	(143)		87
Effective income tax rate for continuing operations	20.7	16.2	31.3	37.2	29.6	5%		(9)%
Employees (period-end, in thousands)	51.7	52.0	52.5	53.1	52.1	(1)		(1)
Credit Quality Metrics
Allowance for credit losses	$14,017	$15,564	$16,129	$16,832	$14,073	(10)%		—
Allowance coverage ratio	5.77%	6.19%	6.50%	6.69%	5.35%	(42)	bps	42	bps
Net charge-offs	$740	$856	$1,073	$1,505	$1,791	(14)%		(59)%
Net charge-off rate(12)	1.21%	1.38%	1.72%	2.38%	2.72%	(17)	bps	(151)	bps
30+ day performing delinquency rate(13)	1.82	2.41	1.97	2.09	2.95	(59)		(113)
30+ day delinquency rate(13)	1.98	2.61	2.22	2.30	3.16	(63)		(118)
Capital Ratios(14)
Common equity Tier 1 capital	14.6%	13.7%	13.0%	12.4%	12.0%	90	bps	260	bps
Tier 1 capital	16.2	15.3	14.8	14.2	13.7	90		250
Total capital	18.6	17.7	17.3	16.7	16.1	90		250
Tier 1 leverage	11.7	11.2	10.6	10.3	11.0	50		70
Tangible common equity (“TCE”)(15)	10.1	10.0	9.4	8.8	9.6	10		50

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$5,854	$5,954	$5,758	$5,820	$6,542	(2)%	(11)%
Investment securities	391	422	443	482	530	(7)	(26)
Other	16	15	14	16	37	7	(57)
Total interest income	6,261	6,391	6,215	6,318	7,109	(2)	(12)
Interest expense:
Deposits	269	347	476	611	731	(22)	(63)
Securitized debt obligations	32	34	43	56	99	(6)	(68)
Senior and subordinated notes	129	128	132	180	239	1	(46)
Other borrowings	9	9	9	11	15	—	(40)
Total interest expense	439	518	660	858	1,084	(15)	(60)
Net interest income	5,822	5,873	5,555	5,460	6,025	(1)	(3)
Provision (benefit) for credit losses	(823)	264	331	4,246	5,423	**	**
Net interest income after provision for credit losses	6,645	5,609	5,224	1,214	602	18	**
Non-interest income:
Interchange fees, net	817	818	775	672	752	—	9
Service charges and other customer-related fees	352	338	320	258	327	4	8
Net securities gains	4	—	25	—	—	**	**
Other	118	308	706	166	145	(62)	(19)
Total non-interest income	1,291	1,464	1,826	1,096	1,224	(12)	5
Non-interest expense:
Salaries and associate benefits	1,847	1,755	1,719	1,704	1,627	5	14
Occupancy and equipment	472	572	506	523	517	(17)	(9)
Marketing	501	563	283	273	491	(11)	2
Professional services	292	394	327	304	287	(26)	2
Communications and data processing	302	295	310	308	302	2	—
Amortization of intangibles	6	8	14	16	22	(25)	(73)
Other	320	422	389	642	483	(24)	(34)
Total non-interest expense	3,740	4,009	3,548	3,770	3,729	(7)	—
Income (loss) from continuing operations before income taxes	4,196	3,064	3,502	(1,460)	(1,903)	37	**
Income tax provision (benefit)	869	496	1,096	(543)	(563)	75	**
Income (loss) from continuing operations, net of tax	3,327	2,568	2,406	(917)	(1,340)	30	**
Loss from discontinued operations, net of tax	(2)	(2)	—	(1)	—	—	**
Net income (loss)	3,325	2,566	2,406	(918)	(1,340)	30	**
Dividends and undistributed earnings allocated to participating securities(2)	(28)	(19)	(20)	(1)	(3)	47	**
Preferred stock dividends	(61)	(68)	(67)	(90)	(55)	(10)	11
Issuance cost for redeemed preferred stock(3)	—	(17)	—	—	(22)	**	**
Net income (loss) available to common stockholders	$3,236	$2,462	$2,319	$(1,009)	$(1,420)	31	**

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$7.06	$5.36	$5.07	$(2.21)	$(3.10)	32%	**
Net income (loss) per basic common share	$7.06	$5.36	$5.07	$(2.21)	$(3.10)	32	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$7.03	$5.35	$5.06	$(2.21)	$(3.10)	31	**
Net income (loss) per diluted common share	$7.03	$5.35	$5.06	$(2.21)	$(3.10)	31	**
Weighted-average common shares outstanding (in millions):
Basic common shares	458.6	459.1	457.8	456.7	457.6	—	—
Diluted common shares	460.1	460.2	458.5	456.7	457.6	—	1%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,670	$4,708	$4,267	$4,583	$4,545	(1)%	3%
Interest-bearing deposits and other short-term investments	45,825	35,801	39,839	51,235	20,391	28	125
Total cash and cash equivalents	50,495	40,509	44,106	55,818	24,936	25	102
Restricted cash for securitization investors	1,779	262	895	740	364	**	**
Securities available for sale	99,165	100,445	99,853	87,859	81,423	(1)	22
Loans held for investment:
Unsecuritized loans held for investment	219,182	225,698	217,878	222,310	231,318	(3)	(5)
Loans held in consolidated trusts	23,949	25,926	30,345	29,202	31,672	(8)	(24)
Total loans held for investment	243,131	251,624	248,223	251,512	262,990	(3)	(8)
Allowance for credit losses	(14,017)	(15,564)	(16,129)	(16,832)	(14,073)	(10)	—
Net loans held for investment	229,114	236,060	232,094	234,680	248,917	(3)	(8)
Loans held for sale	2,896	2,710	3,433	711	1,056	7	174
Premises and equipment, net	4,277	4,287	4,333	4,324	4,336	—	(1)
Interest receivable	1,380	1,471	1,551	1,574	1,687	(6)	(18)
Goodwill	14,654	14,653	14,648	14,645	14,645	—	—
Other assets	21,415	21,205	20,970	20,945	19,514	1	10
Total assets	$425,175	$421,602	$421,883	$421,296	$396,878	1	7

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$288	$352	$332	$380	$359	(18)%	(20)%
Deposits:
Non-interest-bearing deposits	34,003	31,142	29,633	29,055	24,547	9	39
Interest-bearing deposits	276,325	274,300	276,092	275,183	245,142	1	13
Total deposits	310,328	305,442	305,725	304,238	269,689	2	15
Securitized debt obligations	12,071	12,414	13,566	15,761	17,141	(3)	(30)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	842	668	702	573	399	26	111
Senior and subordinated notes	25,467	27,382	28,448	28,481	32,049	(7)	(21)
Other borrowings	70	75	79	85	6,092	(7)	(99)
Total other debt	26,379	28,125	29,229	29,139	38,540	(6)	(32)
Other liabilities	14,921	15,065	14,607	15,733	14,319	(1)	4
Total liabilities	363,987	361,398	363,459	365,251	340,048	1	7

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	33,671	33,480	33,793	33,556	33,450	1	1
Retained earnings	43,167	40,088	37,653	35,361	36,552	8	18
Accumulated other comprehensive income	1,783	3,494	3,833	3,981	3,679	(49)	(52)
Treasury stock, at cost	(17,440)	(16,865)	(16,862)	(16,860)	(16,858)	3	3
Total stockholders’ equity	61,188	60,204	58,424	56,045	56,830	2	8
Total liabilities and stockholders’ equity	$425,175	$421,602	$421,883	$421,296	$396,878	1	7

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $180 million in Q1 2021, $177 million in Q4 2020, $235 million in Q3 2020, $318 million in Q2 2020 and $389 million in Q1 2020 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)On December 1, 2020, we redeemed all outstanding shares of our fixed rate 6.20% non-cumulative perpetual preferred stock Series F, which reduced our net income available to common shareholders by $17 million in Q4 2020. On March 2, 2020, we redeemed all outstanding shares of our fixed rate 6.00% non-cumulative perpetual preferred stock Series B, which increased our net loss available to common shareholders by $22 million in Q1 2020.
(4)Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(5)Total net revenue margin is calculated based on total net revenue for the period divided by average interest-earning assets for the period.
(6)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on net income (loss) available to common stockholders less income (loss) from discontinued operations, net of tax, for the period, divided by average tangible common equity (“TCE”). Our calculation of return on average TCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(13)Metrics include the impact of COVID-19 customer assistance programs where applicable.
(14)Capital ratios as of the end of Q1 2021 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2021 Q1			2020 Q4			2020 Q1
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate	Average Balance	Interest Income/ Expense	Yield/Rate
Interest-earning assets:
Loans, including loans held for sale	$246,675	$5,854	9.49%	$251,135	$5,954	9.48%	$263,631	$6,542	9.93%
Investment securities	98,296	391	1.59	97,640	422	1.73	78,212	530	2.71
Cash equivalents and other	43,601	16	0.15	39,477	15	0.15	13,504	37	1.10
Total interest-earning assets	$388,572	$6,261	6.45	$388,252	$6,391	6.58	$355,347	$7,109	8.00
Interest-bearing liabilities:
Interest-bearing deposits	$273,358	$269	0.39	$274,143	$347	0.51	$241,115	$731	1.21
Securitized debt obligations	12,240	32	1.05	12,651	34	1.08	18,054	99	2.20
Senior and subordinated notes	26,968	129	1.91	27,386	128	1.87	31,342	239	3.04
Other borrowings and liabilities	2,210	9	1.62	2,095	9	1.75	3,779	15	1.62
Total interest-bearing liabilities	$314,776	$439	0.56	$316,275	$518	0.65	$294,290	$1,084	1.47
Net interest income/spread		$5,822	5.89		$5,873	5.93		$6,025	6.53
Impact of non-interest-bearing funding			0.10			0.12			0.25
Net interest margin			5.99%			6.05%			6.78%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card(1)	$91,099	$98,504	$95,541	$99,390	$109,549	(8)%	(17)%
International card businesses	8,028	8,452	8,100	7,920	8,248	(5)	(3)
Total credit card	99,127	106,956	103,641	107,310	117,797	(7)	(16)
Consumer banking:
Auto	67,059	65,762	65,394	63,319	61,364	2	9
Retail banking	3,143	3,126	3,294	3,393	2,669	1	18
Total consumer banking	70,202	68,888	68,688	66,712	64,033	2	10
Commercial banking:
Commercial and multifamily real estate	30,008	30,681	31,197	30,953	32,373	(2)	(7)
Commercial and industrial	43,794	45,099	44,697	46,537	48,787	(3)	(10)
Total commercial banking	73,802	75,780	75,894	77,490	81,160	(3)	(9)
Total loans held for investment	$243,131	$251,624	$248,223	$251,512	$262,990	(3)	(8)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$92,594	$95,453	$97,306	$100,996	$113,711	(3)%	(19)%
International card businesses	7,940	8,108	8,061	7,752	9,065	(2)	(12)
Total credit card	100,534	103,561	105,367	108,748	122,776	(3)	(18)
Consumer banking:
Auto	66,185	65,590	64,476	61,798	61,005	1	8
Retail banking	3,049	3,218	3,346	3,053	2,666	(5)	14
Total consumer banking	69,234	68,808	67,822	64,851	63,671	1	9
Commercial banking:
Commercial and multifamily real estate	29,856	30,825	30,918	31,723	31,081	(3)	(4)
Commercial and industrial	44,313	44,495	45,404	48,036	45,361	—	(2)
Total commercial banking	74,169	75,320	76,322	79,759	76,442	(2)	(3)
Total average loans held for investment	$243,937	$247,689	$249,511	$253,358	$262,889	(2)	(7)

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020		2020
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off Rates
Credit card:
Domestic credit card	2.54%	2.69%	3.64%	4.53%	4.68%	(15)	bps	(214)	bps
International card businesses	2.30	1.86	2.89	3.47	4.65	44		(235)
Total credit card	2.52	2.63	3.58	4.46	4.68	(11)		(216)
Consumer banking:
Auto	0.47	0.47	0.23	1.16	1.51	—		(104)
Retail banking	1.68	1.88	1.38	1.78	2.37	(20)		(69)
Total consumer banking	0.52	0.53	0.28	1.19	1.54	(1)		(102)
Commercial banking:
Commercial and multifamily real estate	0.06	0.02	0.41	0.09	—	4		6
Commercial and industrial	0.11	0.74	0.45	0.78	0.96	(63)		(85)
Total commercial banking	0.09	0.45	0.43	0.51	0.57	(36)		(48)
Total net charge-offs	1.21	1.38	1.72	2.38	2.72	(17)		(151)
30+ Day Performing Delinquency Rates(2)
Credit card:
Domestic credit card	2.24%	2.42%	2.21%	2.74%	3.69%	(18)	bps	(145)	bps
International card businesses	2.51	2.61	2.15	2.71	3.66	(10)		(115)
Total credit card	2.26	2.44	2.20	2.74	3.69	(18)		(143)
Consumer banking:
Auto	3.12	4.78	3.76	3.28	5.29	(166)		(217)
Retail banking	1.02	1.32	0.83	0.89	1.27	(30)		(25)
Total consumer banking	3.03	4.62	3.62	3.16	5.12	(159)		(209)
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.17%	0.24%	0.25%	0.29%	0.29%	(7)	bps	(12)	bps
Total credit card	0.01	0.02	0.02	0.02	0.02	(1)		(1)
Consumer banking:
Auto	0.29	0.45	0.36	0.41	0.62	(16)		(33)
Retail banking	1.16	0.96	0.77	0.70	0.88	20		28
Total consumer banking	0.33	0.47	0.38	0.43	0.63	(14)		(30)
Commercial banking:
Commercial and multifamily real estate	0.78	0.65	0.58	0.54	0.22	13		56
Commercial and industrial	1.02	1.00	1.31	1.06	0.87	2		15
Total commercial banking	0.92	0.86	1.01	0.85	0.61	6		31
Total nonperforming loans	0.38	0.40	0.42	0.38	0.35	(2)		3
Total nonperforming assets	0.40	0.41	0.44	0.39	0.37	(1)		3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2021
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2020	$10,650	$541	$11,191	$2,615	$100	$2,715	$1,658	$15,564
Charge-offs	(904)	(89)	(993)	(324)	(18)	(342)	(19)	(1,354)
Recoveries	317	43	360	246	5	251	3	614
Net charge-offs	(587)	(46)	(633)	(78)	(13)	(91)	(16)	(740)
Provision (benefit) for credit losses	(491)	(1)	(492)	(132)	6	(126)	(195)	(813)
Allowance build (release) for credit losses	(1,078)	(47)	(1,125)	(210)	(7)	(217)	(211)	(1,553)
Other changes(5)	—	6	6	—	—	—	—	6
Balance as of March 31, 2021	9,572	500	10,072	2,405	93	2,498	1,447	14,017
Reserve for unfunded lending commitments:
Balance as of December 31, 2020	—	—	—	—	—	—	195	195
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(8)	(8)
Balance as of March 31, 2021	—	—	—	—	—	—	187	187
Combined allowance and reserve as of March 31, 2021	$9,572	$500	$10,072	$2,405	$93	$2,498	$1,634	$14,204

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2021
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,372	$2,030	$520	$(100)	$5,822
Non-interest income (loss)	1,029	141	240	(119)	1,291
Total net revenue (loss)	4,401	2,171	760	(219)	7,113
Provision (benefit) for credit losses	(492)	(126)	(203)	(2)	(823)
Non-interest expense	2,135	1,117	419	69	3,740
Income (loss) from continuing operations before income taxes	2,758	1,180	544	(286)	4,196
Income tax provision (benefit)	653	278	128	(190)	869
Income (loss) from continuing operations, net of tax	$2,105	$902	$416	$(96)	$3,327

	Three Months Ended December 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income (loss)	$3,413	$2,012	$522	$(74)	$5,873
Non-interest income	1,054	136	268	6	1,464
Total net revenue (loss)	4,467	2,148	790	(68)	7,337
Provision (benefit) for credit losses	231	60	(28)	1	264
Non-interest expense	2,311	1,121	445	132	4,009
Income (loss) from continuing operations before income taxes	1,925	967	373	(201)	3,064
Income tax provision (benefit)	454	230	88	(276)	496
Income from continuing operations, net of tax	$1,471	$737	$285	$75	$2,568

	Three Months Ended March 31, 2020
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,702	$1,657	$491	$175	$6,025
Non-interest income (loss)	911	126	238	(51)	1,224
Total net revenue	4,613	1,783	729	124	7,249
Provision for credit losses	3,702	860	856	5	5,423
Non-interest expense	2,208	991	412	118	3,729
Income (loss) from continuing operations before income taxes	(1,297)	(68)	(539)	1	(1,903)
Income tax benefit	(306)	(16)	(128)	(113)	(563)
Income (loss) from continuing operations, net of tax	$(991)	$(52)	$(411)	$114	$(1,340)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020		2020
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,372	$3,413	$3,292	$3,369	$3,702	(1)%		(9)%
Non-interest income	1,029	1,054	1,013	845	911	(2)		13
Total net revenue	4,401	4,467	4,305	4,214	4,613	(1)		(5)
Provision (benefit) for credit losses	(492)	231	450	2,944	3,702	**		**
Non-interest expense	2,135	2,311	2,003	1,969	2,208	(8)		(3)
Income (loss) from continuing operations before income taxes	2,758	1,925	1,852	(699)	(1,297)	43		**
Income tax provision (benefit)	653	454	438	(166)	(306)	44		**
Income (loss) from continuing operations, net of tax	$2,105	$1,471	$1,414	$(533)	$(991)	43		**
Selected performance metrics:
Period-end loans held for investment(1)	$99,127	$106,956	$103,641	$107,310	$117,797	(7)		(16)
Average loans held for investment	100,534	103,561	105,367	108,748	122,776	(3)		(18)
Average yield on loans outstanding(7)	14.49%	14.24%	13.83%	13.72%	14.46%	25	bps	3	bps
Total net revenue margin(8)	17.17	16.92	16.34	15.50	15.03	25		214
Net charge-off rate	2.52	2.63	3.58	4.46	4.68	(11)		(216)
30+ day performing delinquency rate	2.26	2.44	2.20	2.74	3.69	(18)		(143)
30+ day delinquency rate	2.27	2.45	2.21	2.75	3.70	(18)		(143)
Nonperforming loan rate(3)	0.01	0.02	0.02	0.02	0.02	(1)		(1)
Purchase volume(9)	$108,333	$117,141	$107,102	$90,149	$99,920	(8)%		8%

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020		2020
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$3,095	$3,129	$2,995	$3,094	$3,381	(1)%		(8)%
Non-interest income	959	994	952	795	842	(4)		14
Total net revenue	4,054	4,123	3,947	3,889	4,223	(2)		(4)
Provision (benefit) for credit losses	(491)	231	378	2,906	3,464	**		**
Non-interest expense	1,923	2,063	1,802	1,776	1,984	(7)		(3)
Income (loss) from continuing operations before income taxes	2,622	1,829	1,767	(793)	(1,225)	43		**
Income tax provision (benefit)	619	433	419	(188)	(290)	43		**
Income (loss) from continuing operations, net of tax	$2,003	$1,396	$1,348	$(605)	$(935)	43		**
Selected performance metrics:
Period-end loans held for investment(1)	$91,099	$98,504	$95,541	$99,390	$109,549	(8)		(17)
Average loans held for investment	92,594	95,453	97,306	100,996	113,711	(3)		(19)
Average yield on loans outstanding(7)	14.34%	14.07%	13.57%	13.52%	14.30%	27	bps	4	bps
Total net revenue margin(8)	17.15	16.91	16.22	15.40	14.86	24		229
Net charge-off rate	2.54	2.69	3.64	4.53	4.68	(15)		(214)
30+ day performing delinquency rate	2.24	2.42	2.21	2.74	3.69	(18)		(145)
Purchase volume(9)	$99,960	$107,572	$98,107	$82,860	$92,248	(7)%		8%
Refreshed FICO scores:(10)
Greater than 660	70%	69%	69%	67%	65%	1		5
660 or below	30	31	31	33	35	(1)		(5)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020		2020
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$2,030	$2,012	$1,904	$1,665	$1,657	1%		23%
Non-interest income	141	136	107	97	126	4		12
Total net revenue	2,171	2,148	2,011	1,762	1,783	1		22
Provision (benefit) for credit losses	(126)	60	(43)	876	860	**		**
Non-interest expense	1,117	1,121	1,011	1,036	991	—		13
Income (loss) from continuing operations before income taxes	1,180	967	1,043	(150)	(68)	22		**
Income tax provision (benefit)	278	230	247	(36)	(16)	21		**
Income (loss) from continuing operations, net of tax	$902	$737	$796	$(114)	$(52)	22		**
Selected performance metrics:
Period-end loans held for investment	$70,202	$68,888	$68,688	$66,712	$64,033	2		10
Average loans held for investment	69,234	68,808	67,822	64,851	63,671	1		9
Average yield on loans held for investment(7)	8.16%	8.28%	8.36%	8.41%	8.46%	(12)	bps	(30)	bps
Auto loan originations	$8,833	$7,371	$8,979	$8,292	$7,640	20%		16%
Period-end deposits	254,001	249,815	249,684	246,804	217,607	2		17
Average deposits	249,499	249,419	248,418	232,293	215,071	—		16
Average deposits interest rate	0.36%	0.47%	0.66%	0.89%	1.06%	(11)	bps	(70)	bps
Net charge-off rate	0.52	0.53	0.28	1.19	1.54	(1)		(102)
30+ day performing delinquency rate	3.03	4.62	3.62	3.16	5.12	(159)		(209)
30+ day delinquency rate	3.25	5.00	3.90	3.48	5.65	(175)		(240)
Nonperforming loan rate(3)	0.33	0.47	0.38	0.43	0.63	(14)		(30)
Nonperforming asset rate(4)	0.39	0.54	0.43	0.46	0.71	(15)		(32)
Auto—At origination FICO scores:(11)
Greater than 660	47%	46%	46%	46%	47%	1%		—
621 - 660	20	20	20	20	20	—		—
620 or below	33	34	34	34	33	(1)		—
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020		2020
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$520	$522	$517	$518	$491	—		6%
Non-interest income	240	268	237	180	238	(10)%		1
Total net revenue(6)	760	790	754	698	729	(4)		4
Provision (benefit) for credit losses	(203)	(28)	(74)	427	856	**		**
Non-interest expense	419	445	424	425	412	(6)		2
Income (loss) from continuing operations before income taxes	544	373	404	(154)	(539)	46		**
Income tax provision (benefit)	128	88	95	(36)	(128)	45		**
Income (loss) from continuing operations, net of tax	$416	$285	$309	$(118)	$(411)	46		**
Selected performance metrics:
Period-end loans held for investment	$73,802	$75,780	$75,894	$77,490	$81,160	(3)		(9)
Average loans held for investment	74,169	75,320	76,322	79,759	76,442	(2)		(3)
Average yield on loans held for investment(6)(7)	2.76%	2.83%	2.82%	3.00%	3.88%	(7)	bps	(112)	bps
Period-end deposits	$41,552	$39,590	$36,783	$35,669	$32,822	5%		27%
Average deposits	40,107	38,676	36,278	34,635	32,238	4		24
Average deposits interest rate	0.18%	0.23%	0.25%	0.30%	0.89%	(5)	bps	(71)	bps
Net charge-off rate	0.09	0.45	0.43	0.51	0.57	(36)		(48)
Nonperforming loan rate(3)	0.92	0.86	1.01	0.85	0.61	6		31
Nonperforming asset rate(4)	0.92	0.86	1.01	0.85	0.61	6		31
Risk category:(12)
Noncriticized	$66,299	$67,964	$68,533	$70,881	$77,714	(2)%		(15)%
Criticized performing	6,821	7,166	6,593	5,949	2,952	(5)		131
Criticized nonperforming	682	650	768	660	494	5		38
Total commercial banking loans	$73,802	$75,780	$75,894	$77,490	$81,160	(3)		(9)
Risk category as a percentage of period-end loans held for investment:(12)
Noncriticized	89.9%	89.6%	90.3%	91.4%	95.8%	30	bps	(590)	bps
Criticized performing	9.2	9.5	8.7	7.7	3.6	(30)		560
Criticized nonperforming	0.9	0.9	1.0	0.9	0.6	—		30
Total commercial banking loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2021 Q1 vs.
	2021	2020	2020	2020	2020	2020	2020
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income (loss)	$(100)	$(74)	$(158)	$(92)	$175	35%	**
Non-interest income (loss)	(119)	6	469	(26)	(51)	**	133%
Total net revenue (loss)(6)	(219)	(68)	311	(118)	124	**	**
Provision (benefit) for credit losses	(2)	1	(2)	(1)	5	**	**
Non-interest expense(13)	69	132	110	340	118	(48)	(42)
Income (loss) from continuing operations before income taxes	(286)	(201)	203	(457)	1	42	**
Income tax provision (benefit)	(190)	(276)	316	(305)	(113)	(31)	68
Income (loss) from continuing operations, net of tax	$(96)	$75	$(113)	$(152)	$114	**	**
Selected performance metrics:
Period-end deposits	$14,775	$16,037	$19,258	$21,765	$19,260	(8)	(23)
Average deposits	15,450	16,418	20,820	21,416	17,344	(6)	(11)
Total
Earnings:
Net interest income	$5,822	$5,873	$5,555	$5,460	$6,025	(1)%	(3)%
Non-interest income	1,291	1,464	1,826	1,096	1,224	(12)	5
Total net revenue	7,113	7,337	7,381	6,556	7,249	(3)	(2)
Provision (benefit) for credit losses	(823)	264	331	4,246	5,423	**	**
Non-interest expense	3,740	4,009	3,548	3,770	3,729	(7)	—
Income (loss) from continuing operations before income taxes	4,196	3,064	3,502	(1,460)	(1,903)	37	**
Income tax provision (benefit)	869	496	1,096	(543)	(563)	75	**
Income (loss) from continuing operations, net of tax	$3,327	$2,568	$2,406	$(917)	$(1,340)	30	**
Selected performance metrics:
Period-end loans held for investment	$243,131	$251,624	$248,223	$251,512	$262,990	(3)	(8)
Average loans held for investment	243,937	247,689	249,511	253,358	262,889	(2)	(7)
Period-end deposits	310,328	305,442	305,725	304,238	269,689	2	15
Average deposits	305,056	304,513	305,516	288,344	264,653	—	15

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)We reclassified $2.1 billion in partnership loans to held for sale as of September 30, 2020.
(2)Metrics include the impact of COVID-19 customer assistance programs where applicable.
(3)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.
(4)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(5)Represents foreign currency translation adjustments.
(6)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(7)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing.
(8)Total net revenue margin is calculated based on total net revenue for the period divided by average loans outstanding during the period.
(9)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(10)Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(11)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(12)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(13)Includes charges incurred as a result of restructuring activities.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Regulatory Capital Metrics
Common equity excluding AOCI	$57,606	$55,299	$52,839	$50,614	$51,018
Adjustments:
AOCI, net of tax(2)	(13)	(29)	(122)	(145)	(170)
Goodwill, net of related deferred tax liabilities	(14,444)	(14,448)	(14,448)	(14,449)	(14,453)
Intangible assets, net of related deferred tax liabilities	(81)	(86)	(95)	(135)	(151)
Other	(17)	—	—	—	—
Common equity Tier 1 capital	$43,051	$40,736	$38,174	$35,885	$36,244
Tier 1 capital	$47,898	$45,583	$43,505	$41,094	$41,453
Total capital(3)	54,779	52,788	50,955	48,508	48,775
Risk-weighted assets	295,187	297,903	293,852	290,222	302,871
Adjusted average assets(4)	408,596	406,762	409,602	398,062	377,360
Capital Ratios
Common equity Tier 1 capital(5)	14.6%	13.7%	13.0%	12.4%	12.0%
Tier 1 capital(6)	16.2	15.3	14.8	14.2	13.7
Total capital(7)	18.6	17.7	17.3	16.7	16.1
Tier 1 leverage(4)	11.7	11.2	10.6	10.3	11.0
Tangible common equity (“TCE”)(8)	10.1	10.0	9.4	8.8	9.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021	2020	2020
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q1
Adjusted diluted EPS:
Net income (loss) available to common stockholders (GAAP)	$3,236	$2,462	$(1,420)
Legal reserve activity, including insurance recoveries	—	(37)	45
Cybersecurity Incident expenses, net of insurance	—	6	4
Adjusted net income (loss) available to common stockholders before income tax impacts (non-GAAP)	3,236	2,431	(1,371)
Income tax impacts	—	5	(12)
Adjusted net income (loss) available to common stockholders (non-GAAP)	$3,236	$2,436	$(1,383)

Diluted weighted-average common shares outstanding (in millions) (GAAP)	460.1	460.2	457.6

Diluted EPS (GAAP)	$7.03	$5.35	$(3.10)
Impact of adjustments noted above	—	(0.06)	0.08
Adjusted diluted EPS (non-GAAP)	$7.03	$5.29	$(3.02)

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$3,740	$4,009	$3,729
Legal reserve activity, including insurance recoveries	—	37	(45)
Cybersecurity Incident expenses, net of insurance	—	(6)	(4)
Adjusted non-interest expense (non-GAAP)	$3,740	$4,040	$3,680

Total net revenue (GAAP)	$7,113	$7,337	$7,249

Efficiency ratio (GAAP)	52.58%	54.64%	51.44%
Impact of adjustments noted above	—	42 bps	(67) bps
Adjusted efficiency ratio (non-GAAP)	52.58%	55.06%	50.77%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,239	$3,446	$3,238
Legal reserve activity, including insurance recoveries	—	37	(45)
Cybersecurity Incident expenses, net of insurance	—	(6)	(4)
Adjusted operating expense (non-GAAP)	$3,239	$3,477	$3,189

Total net revenue (GAAP)	$7,113	$7,337	$7,249

Operating efficiency ratio (GAAP)	45.54%	46.97%	44.67%
Impact of adjustments noted above	—	42 bps	(68) bps
Adjusted operating efficiency ratio (non-GAAP)	45.54%	47.39%	43.99%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2021	2020	2020	2020	2020
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$61,188	$60,204	$58,424	$56,045	$56,830
Goodwill and intangible assets(9)	(14,789)	(14,809)	(14,825)	(14,869)	(14,888)
Noncumulative perpetual preferred stock	(4,847)	(4,847)	(5,330)	(5,209)	(5,209)
Tangible common equity	$41,552	$40,548	$38,269	$35,967	$36,733
Tangible Common Equity (Average)
Stockholders’ equity	$60,623	$59,389	$57,223	$57,623	$58,568
Goodwill and intangible assets(9)	(14,807)	(14,824)	(14,867)	(14,880)	(14,930)
Noncumulative perpetual preferred stock	(4,847)	(5,168)	(5,228)	(5,209)	(5,382)
Tangible common equity	$40,969	$39,397	$37,128	$37,534	$38,256
Tangible Assets (Period-End)
Total assets	$425,175	$421,602	$421,883	$421,296	$396,878
Goodwill and intangible assets(9)	(14,789)	(14,809)	(14,825)	(14,869)	(14,888)
Tangible assets	$410,386	$406,793	$407,058	$406,427	$381,990
Tangible Assets (Average)
Total assets	$421,808	$420,011	$422,854	$411,075	$390,380
Goodwill and intangible assets(9)	(14,807)	(14,824)	(14,867)	(14,880)	(14,930)
Tangible assets	$407,001	$405,187	$407,987	$396,195	$375,450
__________
(1)Regulatory capital metrics and capital ratios as of March 31, 2021 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI as permitted under the Tailoring Rules.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Includes impact of related deferred taxes.